UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 2, 2026

CARRIER GLOBAL CORPORATION
(Exact name of registrant as specified in Its Charter)

Delaware	001-39220	83-4051582
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

13995 Pasteur Boulevard, Palm Beach Gardens, Florida	33418
(Address of principal executive offices)	(Zip code)

(561) 365-2000
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock ($0.01 par value)	CARR	New York Stock Exchange
4.125% Notes due 2028	CARR28	New York Stock Exchange
4.500% Notes due 2032	CARR32	New York Stock Exchange
3.625% Notes due 2037	CARR37	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On November 4, 2026, Carrier Global Corporation, a Delaware corporation (the “Company”), completed an underwritten offering (the “Offering”) of $750 million aggregate principal amount of its 5.000% Notes due 2029 (the “2029 notes”) and $750 million aggregate principal amount of its 5.350% Notes due 2033 (the “2033 notes” and, together with the 2029 notes, the “notes”). The Company intends to use the net proceeds from the Offering to refinance certain existing indebtedness, including to repay at maturity its 2.493% notes due February 15, 2027, with any remaining net proceeds to be used for general corporate and working capital purposes, which may include repayment of borrowings under the Company’s commercial paper program. Pending such use, the Company may use some or all of the net proceeds for general corporate and working capital purposes.

In connection with the Offering, the Company entered into an underwriting agreement, dated as of November 2, 2026 (the “Underwriting Agreement”), with Morgan Stanley & Co. LLC, J.P. Morgan Securities LLC, BofA Securities, Inc. and Goldman Sachs & Co. LLC., as managers of the several underwriters named therein. The Underwriting Agreement contains customary representations, covenants and indemnification provisions.

The notes were issued pursuant to an indenture, dated as of November 4, 2026 (the “Base Indenture”), between the Company and U.S. Bank Trust Company, National Association, as trustee (the “Trustee”), as supplemented by Supplemental Indenture No. 1, dated as of November 4, 2026 (the “Supplemental Indenture” and, together with the Base Indenture, the “Indenture”), between the Company and the Trustee.

The 2029 notes bear interest at 5.000% per annum and mature on November 4, 2029, and the 2033 notes bear interest at 5.350% per annum and mature on November 4, 2033. Interest on the notes will be paid semi-annually in arrears on May 4 and November 4 of each year, commencing May 4, 2027. The notes are the Company’s general unsecured senior obligations which rank equally in right of payment with all of the Company’s existing and future unsubordinated indebtedness, liabilities and other obligations.

The 2029 notes may be redeemed at the Company’s option, in whole or in part, at any time and from time to time (a) prior to October 4, 2029 (the date that is one month prior to the stated maturity of the 2029 notes), at the applicable “make-whole” price specified in the Supplemental Indenture and (b) on or after October 4, 2029, at a redemption price equal to 100% of the principal amount of the 2029 notes being redeemed, plus accrued and unpaid interest, if any, thereon to, but excluding, the redemption date. The 2033 notes may be redeemed at the Company’s option, in whole or in part, at any time and from time to time (a) prior to September 4, 2033 (the date that is two months prior to the stated maturity of the 2033 notes), at the applicable “make-whole” price specified in the Supplemental Indenture and (b) on or after September 4, 2033, at a redemption price equal to 100% of the principal amount of the 2033 notes being redeemed, plus accrued and unpaid interest, if any, thereon to, but excluding, the redemption date.

The Indenture includes covenants that, among other things, limit the Company’s ability and, in some cases, the ability of certain of its subsidiaries to (i) incur certain debt secured by liens, (ii) engage in certain sale and leaseback transactions and (iii) consolidate or merge with or into, or convey, transfer or lease all or substantially all of the Company’s assets to, any other person. These covenants are subject to a number of important qualifications and limitations.

In addition, upon the occurrence of a change of control triggering event, unless the Company has exercised its right to redeem the notes of such series, each holder will have the right to require the Company to purchase all or a portion of such holder’s notes of the applicable series at a purchase price equal to 101% of the principal amount thereof, plus accrued and unpaid interest, if any, thereon to, but excluding, the change of control payment date. The Indenture also provides for customary events of default which, if any occurs, would permit or require the principal of, and any accrued interest on, the notes the applicable series to become or be declared immediately due and payable.

The foregoing description of the Underwriting Agreement, the Indenture and the notes does not purport to be complete and is qualified in its entirety by reference to the full text of the Underwriting Agreement, the Base Indenture, the Supplemental Indenture, the form of the 2029 notes and the form of the 2033 notes, each of which is filed herewith as Exhibits 1.1, 4.1, 4.2, 4.3 and 4.4, respectively, and incorporated by reference herein.

The Offering was made pursuant to the Company’s effective shelf registration statement on Form S-3 (Registration No. 333-299753), including the prospectus contained therein, and the related prospectus supplement dated November 2, 2026, filed with the Securities and Exchange Commission.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 is incorporated into this Item 2.03 by reference insofar as it relates to the creation of a direct financial obligation.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
1.1	Underwriting Agreement, dated November 2, 2026, among Carrier Global Corporation and Morgan Stanley & Co. LLC, J.P. Morgan Securities LLC, BofA Securities, Inc. and Goldman Sachs & Co. LLC., as managers of the several underwriters listed in Schedule II thereto.
4.1	Indenture, dated as of November 4, 2026, between Carrier Global Corporation and U.S. Bank Trust Company, National Association, as trustee.
4.2	Supplemental Indenture No. 1, dated as of November 4, 2026, between Carrier Global Corporation and U.S. Bank Trust Company, National Association, as trustee.
4.3	Form of Global Note representing the 5.000% Notes due 2029 (included in Exhibit 4.2).
4.4	Form of Global Note representing the 5.350% Notes due 2033 (included in Exhibit 4.2).
5.1	Opinion of Skadden, Arps, Slate, Meagher & Flom LLP.
23.1	Consent of Skadden, Arps, Slate, Meagher & Flom LLP (included in Exhibit 5.1).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARRIER GLOBAL CORPORATION

Date: November 4, 2026	By:	/s/ Patrick Goris
	Name:	Patrick Goris
	Title:	Executive Vice President, Chief Financial & Strategy Officer

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